UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  November 26, 2004

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of February 1, 2004, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2004-1 Home Equity Mortgage Pass-Through Certificates, Series 2004-1)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-107055-19              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2004 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer and as back-up servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

    On November 26, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 26, 2004 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2004-1
Home Equity Mortgage Pass-Through Certificates, Series 2004-1
-------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date: November 30, 2004       By:   /s/  Annette Marsula
                                  ---------------------------------------
                                       Annette Marsula
                                       Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 26, 2004




Exhibit 99.1
Monthly Certificateholder Statement on November 26, 2004



         CSFB Home Equity Mortgage Pass Through Certificates , Series 2004-HEM 1
                           Statement to Certificate Holders
                                  November 26, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED      DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES        INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        118,000,000.00      69,660,593.94     8,984,741.12   141,952.81       9,126,693.93    0.00       0.00      60,675,852.82
A2         88,000,000.00      42,937,841.81     8,375,606.13    81,009.39       8,456,615.52    0.00       0.00      34,562,235.68
A3         22,000,000.00      22,000,000.00             0.00    47,568.89          47,568.89    0.00       0.00      22,000,000.00
AR                100.00               0.00             0.00         0.00               0.00    0.00       0.00               0.00
M1         31,500,000.00      31,500,000.00             0.00    72,310.00          72,310.00    0.00       0.00      31,500,000.00
M2         22,500,000.00      22,500,000.00             0.00    66,650.00          66,650.00    0.00       0.00      22,500,000.00
B          18,000,000.00      18,000,000.00             0.00    62,920.00          62,920.00    0.00       0.00      18,000,000.00
P                 100.00             100.00             0.00   266,607.74         266,607.74    0.00       0.00             100.00
TOTALS    300,000,200.00     206,598,535.75    17,360,347.25   739,018.83      18,099,366.08    0.00       0.00     189,238,188.50

AIO       114,000,000.00      67,299,217.88             0.00    59,868.26          59,868.26    0.00       0.00      58,619,044.25
X1        300,000,000.00     216,213,991.71             0.00         0.00               0.00    0.00       0.00     199,624,652.60
X2                  0.00               0.00             0.00         0.00               0.00    0.00       0.00               0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1      22541Q5S7        590.34401644      76.14187390    1.20298992       77.34486381       514.20214254     A1        2.292500 %
A2      22541Q6B3        487.93002057      95.17734239    0.92056125       96.09790364       392.75267818     A2        2.122500 %
A3      22541Q6C1      1,000.00000000       0.00000000    2.16222227        2.16222227     1,000.00000000     A3        2.432500 %
AR      22541Q5U2          0.00000000       0.00000000    0.00000000        0.00000000         0.00000000     AR        9.432036 %
M1      22541Q5V0      1,000.00000000       0.00000000    2.29555556        2.29555556     1,000.00000000     M1        2.582500 %
M2      22541Q5W8      1,000.00000000       0.00000000    2.96222222        2.96222222     1,000.00000000     M2        3.332500 %
B       22541Q5X6      1,000.00000000       0.00000000    3.49555556        3.49555556     1,000.00000000     B         3.932500 %
P       22541Q5Y4      1,000.00000000       0.00000000    ##########        ##########     1,000.00000000     P         9.432036 %
TOTALS                   688.66132673      57.86778559    2.46339446       60.33118005       630.79354114

AIO     22541Q5T5        590.34401649       0.00000000    0.52516018        0.52516018       514.20214254     AIO       1.067500 %
X1      22541Q5Z1        720.71330570       0.00000000    0.00000000        0.00000000       665.41550867     X1        0.000000 %
----------------------------------------------------------------------------------------------------------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                   Raideo Ram
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10041
                              Tel: (212) 623-6793
                              Fax: (212) 623-5932
                         Email: raideo.ram@jpmchase.com



Sec. 4.06(a)(i)                    Principal Remittance Amount                                                      16,217,302.38

                                   Scheduled Principal Payments                                                        238,199.89

                                   Principal Prepayments                                                            15,910,250.76

                                   Curtailments                                                                         62,604.68

                                   Curtailment Interest Adjustments                                                        192.34

                                   Repurchase Principal                                                                      0.00

                                   Substitution Amounts                                                                      0.00

                                   Net Liquidation Proceeds                                                                  0.00

                                   End of Pre-Funding Period Transfer                                                        0.00

                                   Other Principal Adjustments                                                              -0.03

                                   Gross Interest                                                                    1,803,024.92

                                   Recoveries from Prior Loss Determinations                                             6,054.74

                                   Reimbursements of Non-Recoverable Advances Previously Made                           32,240.83

                                   Recovery of Reimbursements Previously Deemed Non-Recoverable                              0.00

Prepayment Penalties               Number of Loans with Respect to which Prepayment Penalties were Collected                  135

                                   Balance of Loans with Respect to which Prepayment Penalties were Collected        6,603,077.63

                                   Amount of Prepayment Penalties Collected                                            266,606.95

Sec. 4.06(a)(iv)                   Beginning Number of Loans Outstanding                                                    5,235

                                   Beginning Aggregate Loan Balance                                                216,213,991.71

                                   Ending Number of Loans Outstanding                                                       4,894

                                   Ending Aggregate Loan Balance                                                   199,624,652.60

Sec. 4.06(a)(v)                    Servicing Fees (Including Credit Risk Manager Fees)                                  93,657.29

                                   Trustee Fees                                                                          1,801.78

Sec. 4.06(a)(vii)                  Current Advances                                                                           N/A

                                   Aggregate Advances                                                                         N/A


Section 4.06(a)(viii)              Delinquent Mortgage Loans
                                               Group 1
                                                                                         Principal
                                              Category              Number                Balance               Percentage
                                              1 Month                   64             2,957,981.94                  1.48 %
                                              2 Month                   18               926,176.15                  0.46 %
                                              3 Month                   62             2,870,405.92                  1.44 %
                                               Total                   144             6,754,564.01                  3.38 %
                                   * Delinquent Bankruptcies are included in the table above.

                                   Bankruptcies
                                                          Group 1
                                                                               Principal
                                                          Number               Balance                Percentage
                                                              28            1,115,542.79                  0.56 %
                                                         * Only Current Bankruptcies are reflected in the table above.

                                   Foreclosures
                                                          Group 1
                                                                               Principal
                                                          Number               Balance                Percentage
                                                               3              190,874.28                  0.10 %

Section 4.06(a)(xi)                REO Properties
                                                          Group 1
                                                                               Principal
                                                          Number               Balance                Percentage
                                                               0                    0.00                  0.00 %

Section 4.06(a)(xii)               Current Realized Losses                                                              378,091.47

                                   Cumulative Realized Losses - Reduced by Recoveries                                 1,393,052.83

Sec. 4.06 (a)(xiv)                 Amount on Deposit in Pre-Funding Account                                                   0.00

Sec. 4.06 (a)(xiv)                 Capitalized Interest Requirement                                                           0.00

Sec. 4.06 (a)(xiv)                 Weighted Average Net Mortgage Rate                                                    9.44190 %

Sec. 4.06 (a)(xiv)                 Net Excess Spread                                                                     0.97504 %

Trigger Event                      Trigger Event Occurrence (Effective December 2006)                                           NO
                                   (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                                   Rolling 3 Month Delinquency Rate                                                      1.85168 %
                                   Sr. Enhancement Percentage x 16%                                                      6.60331 %
                                                         OR
                                   (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit
                                   Cumulative Loss % of Original Aggregate Collateral Balance                               0.46 %
                                   Cumulative Loss Limit                                                                    8.00 %

O/C Reporting                      Targeted Overcollateralization Amount                                             17,250,011.50
                                   Ending Overcollateralization Amount                                               10,386,464.10
                                   Ending Overcollateralization Deficiency                                            6,863,547.40
                                   Overcollateralization Release Amount                                                       0.00
                                   Monthly Excess Interest                                                            1,143,044.87
                                   Payment to Class X-1                                                                       0.00

Copyright  2001 J.P. Morgan Chase & Co. All rights reserved.